SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        240.14a-12

                              USANA, INC.
 ..............................................................................
                   (Name of Registrant as Specified in Charter)

 ..............................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

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

                                USANA, INC.
                         3838 West Parkway Blvd.
                     Salt Lake City, Utah  84120-6336
                              (801) 954-7100
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD OCTOBER 24, 1996

To the Shareholders:

     Notice is hereby given that the Annual Meeting of the Shareholders of USANA, Inc. ("the Company") will be held at the corporate offices of the Company located at 3838 West Parkway Blvd., Salt Lake City, Utah on Thursday, October 24, 1996, at 9:30 a.m., local time, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

     1. To elect five directors to serve for one year each, until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

     2. To ratify an amendment to the Directors' 1995 Stock Option Plan and the Long Term Incentive Stock Plan to increase the number of shares available to be issued pursuant to grants and awards made under each plan;

     3. To approve the Board of Directors' selection of Grant Thornton LLP, as the Company's independent public accountants; and

     4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on August 26, 1996 as the record date for the determination of shareholders having the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 3838 West Parkway Blvd., Salt Lake City, Utah, during the ten days prior to the meeting.

     You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                                          By Order of the Board of Directors,

                                          Dr. Myron Wentz, Chairman

Salt Lake City, Utah
September 24, 1996

                               USANA, INC.
                        3838 West Parkway Blvd.
                   Salt Lake City, Utah  84120-6336
                             (801) 954-7100

                            PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of USANA, Inc. ("USANA" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the corporate offices of the Company located at 3838 West Parkway Blvd., Salt Lake City, Utah on Thursday, October 24, 1996, at 9:30 a.m. local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of an amendment to the incentive stock plans of the Company increasing the number of shares available for issuance pursuant to such plans, and FOR ratification of the selection of Grant Thornton LLP as the independent auditors of the Company. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

     The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company.

     The close of business on August 26, 1996, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 6,341,119 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

     This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about September 24, 1996.

                    PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of five members, all of whom are nominees for election or reelection at the Annual meeting. Each director elected at the Annual meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

     The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

     Dr. Myron Wentz, 56, has been the President and Chairman of the Board of Directors of the Company since its inception. From 1969 to 1973, Dr. Wentz served as Director of Microbiology for Methodist Medical Center, Proctor Community Hospital, and Pekin Memorial Hospital, all in Peoria, Illinois.
Dr. Wentz received a Ph.D. in microbiology and immunology from the University of Utah, an M.S. in microbiology from the University of North Dakota, and a B.S. in biology from North Central College, Naperville, Illinois. Dr. Wentz founded Gull Laboratories, Inc. (AMEX:GUL), the former parent of USANA, in 1974, and retains the position of Chairman of the Board of that company.
Gull develops, manufactures and sells medical diagnostic test kits and related products.

     David Wentz, 26, received a B. S. degree in Bioengineering (Pre-Med) from the University of California, San Diego in 1993. Mr. Wentz served with the Company first on a part-time basis and then was employed by the Company fulltime in 1994. He has served as a director of the Company since its becoming a separate entity from Gull Laboratories, Inc. in 1993. From 1994 until 1995, he served as Vice President and Executive Vice President of the Company. In August 1996, Mr. Wentz was appointed Vice President of Strategic Development.

     Ronald S. Poelman, 43, was appointed to the Company's Board of Directors on November 7, 1995 to fill the vacancy created by the resignation of David Gillen in September 1995. He currently is a partner in the Salt Lake City, Utah law firm of Jones, Waldo, Holbrook & McDonough, where he is head of the Corporate Finance Group. Prior to joining Jones, Waldo, Holbrook & McDonough in 1993, Mr. Poelman was a shareholder at the Salt Lake City law firm of Parsons, Behle & Latimer from 1989 to 1992. His specialty is corporate and securities law. Mr. Poelman received a B.A. in English from Brigham Young University in Provo, Utah and a J.D. from the University of California, Berkeley.

     Dr. Suzanne Winters, 42, was appointed to the Board on July 15, 1996.
Dr. Winters has been the State Science Advisor for the State of Utah since 1993. In that capacity, Dr. Winters advises the Governor and the State Legislature on matters related to science and technology and their applications to government, industry and public issues. From 1990 to 1993, Dr. Winters was the President of MC2 -- Membranes and Coatings Consultants, Inc., a Salt Lake City, Utah-based business providing management services with respect to research and development for implantable, continuous, self-calibrating blood gas, pH, and electrolyte sensors and intravenous bubble oxygenators, and other technology-related management services. Dr. Winters received a doctorate degree in Pharmaceutics from the University of Utah in 1986.

     Robert Anciaux, 50, is a resident of Brussels, Belgium. Mr. Anciaux was appointed to the Board on July 15, 1996. Since 1982, Mr. Anciaux has been self-employed as a venture capitalist in Europe, investing in various commercial, industrial and real estate venture companies in Belgium and abroad. Mr. Anciaux has been involved for a number of years as a shareholder of various companies that manage institutional or private investment funds. In some of these privately-held companies Mr. Anciaux has also served as a director.

     Except for Dr. Wentz and his son David, there is no family relationship between any executive officer or director of the Company and any other executive officer or director.

       BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The Company's Board of Directors took action at three duly noticed meetings of the Board during 1995, and acted on five additional occasions by unanimous written consent. Each director attended at least 75% of the Company's special meetings of the Board of Directors. During 1995, the Company's Board of Directors had no audit committee or compensation committees. In conjunction with the inclusion of the Company's shares in the Nasdaq National Market System, the Board of Directors created two additional directorships and appointed two additional independent directors. In addition, the Board created an audit committee comprised of two outside directors of the Company, Ronald S. Poelman and Robert Anciaux. Directors receive an initial grant of options to purchase shares pursuant to the 1995 Directors' Stock Option Plan as described below. Except for the grant of options pursuant to the plan, the Company's directors receive no fees or other compensation for participating in Board meetings or otherwise serving on the Board, whether in person or by telephone, although the Company's policy is to reimburse directors for their out-of-pocket expenses incurred in connection with their services as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

                              EXECUTIVE OFFICERS

     In addition to the previously named directors and executive officers, the following individuals serve as executive officers of the Company:

     Dallin Larsen, 36, is the Company's Vice President of Sales. He has been employed by the Company since January 1993. He has been actively involved in network marketing since 1989 and, for seven years, served as president of a corporation that owned weight-loss clinics in several states. Mr. Larsen graduated from Brigham Young University in Provo, Utah with a B.S. degree in 1986.

     John B. ("Jeb") McCandless, IV, 48, was employed as the Director of Scientific Operations of the Company on October 2, 1995. Since July 1996, he has been Vice President of Operations. From January 1994 until joining the Company, Mr. McCandless was a consultant with Apogee Strategic Services, of Sandy, Utah. From September 1987 to December 1993, Mr. McCandless was the President of Utah Biomedical Test Laboratories, located in Salt Lake City, Utah, where he supervised that company's business of contract research and scientific testing. He also served in managerial positions in toxicology at both Atlantic Richfield Company in Los Angeles and at Biodynamics, Inc. in
New Jersey. Mr. McCandless received a B.A. degree in zoology from the University of California, Santa Barbara, an M.S. in pathology from the University of Utah, and M.A. and M.B.A. degrees from Claremont Graduate School in California.

     Gilbert Fuller, 55, has served as the Vice President of Finance of the Company since June 1996. Prior to joining the Company, Mr. Fuller was the Executive Vice President of Winder Dairy, Inc., a regional commercial dairy operation located in Utah. From May 1991 through October 1993, Mr. Fuller was Chief Administrative Officer and Treasurer of Melaleuca, Inc., a manufacturer and network marketing distributor of personal care products located in Idaho. From July 1984 through January 1991, Mr. Fuller was the Vice President and Treasurer of Norton Company of Worcester, Massachusetts, a multi-national manufacturer of ceramics and abrasives. Mr. Fuller is a Certified Public Accountant and holds a bachelors degree in accounting and a M.B.A. degree from the University of Utah.

                           EXECUTIVE COMPENSATION

     The Company's president, Dr. Myron Wentz, has served in that position since 1992. Dr. Wentz receives no salary or other compensation for his services to the Company. The following table sets summarizes the compensation of each person serving in the capacity of Chief Executive Officer during 1995 and all executive officers of the Company who earned $100,000 or more during the last fiscal year of the Company and the amounts earned during the past three fiscal years:

                                     Summary Compensation Table
                                        Annual Compensation

                                                Other           Long-term
Name                                            Annual          Compensation    All other
and                                             Compensa-       Awards of       Compensa-
Principal                 Salary      Bonus     tion            Stock Options   tion
Position          Year    ($)         ($)       ($)             (#)             ($)
Dr. Myron Wentz
CEO/President     1993    $       0   $ 16,733  $     0         none            $     0
                  1994            0          0        0         none                  0
                  1995            0          0        0         none                  0

Dallin Larsen
Vice President    1995    $131,834    $  9,849  $ 5,354(1)      140,000(2)      $ 3,125(3)

________________________

     (1) Represents the approximate value of the employee's use of a Company-owned car.

     (2) Shares subject to options granted under a compensation plan. See Stock Option Grants below.

     (3) Represents the Company's matching contribution to employee's 401(k) plan.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding common stock on August 26, 1996 by (i) beneficial owners of more than 5% of the outstanding shares of common stock, (ii) each director and the named executive officers, and (iii) all directors and executive officers as a group. As of August 26, 1996, there were 6,341,119 shares of the Company's voting common stock issued, outstanding and entitled to vote at the Annual Meeting. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.

Name/Address of 5%                   Number of Shares                Percentage of Class(1)
Beneficial Owner,
Director, Officer
Dr. Myron Wentz, Director(2)            3,968,016                    62.6%
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

David Wentz, Director                       6,000                       *
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

Ronald S. Poelman, Director                     0                       -
170 South Main Street, Suite 1500
Salt Lake City, Utah 84101

Dr. Suzanne Winters, Director                   0                       -
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

Robert Anciaux, Director                        0                       -
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

Dallin Larsen, Vice President               8,000                       *
3838 West Parkway Blvd.
Salt Lake City, Utah 84120

Gull Holdings, Ltd.                     3,968,016                   62.6%
4 Finch Road
Douglas, Isle of Man

Officers and Directors
as a group (5 persons)                  3,982,016                   62.8%


_________________________

     * Less than one percent. Officer and Director group total does not include duplicate entries.

     (1)  Percentages rounded to nearest one-tenth of one percent.

     (2) All shares held of record by Gull Holdings, Ltd. ("Holdings"), an Isle of Man company owned 100% by Dr. Wentz. Because of his control of Holdings, Dr. Wentz is deemed to be the beneficial owner of the shares owned of record by Holdings.

Stock Option Grants

     The following table sets forth all options granted to the directors and executive officers of the Company during 1995. The Company has never granted any stock appreciation rights ("SARs") and no options were exercisable at December 31, 1995.

                                Option/SAR Grants in Last Fiscal Year
                                        Individual Grants
(a)                  (b)             (c)             (d)                (e)
                     Number of       % of Total
                     Securities      Options/SARs
                     Underlying      Granted to
                     Options/SAR's   Employees       Exercise or Base
Name                 Granted (#)     in Fiscal Year  Price ($/Sh)       Expiration Date

Dr. Myron Wentz            0         -               -                  -
David Wentz           62,500(1)       9.5%           $3.05              May 21, 2005
Ronald S. Poelman     62,500(1)       9.5             9.75              Nov. 7, 2005
David Gillen          12,500(2)       1.9             3.05              May 21, 2005
Dallin Larsen        140,000(3)      21.3             3.05              May 21, 2005
John B. ("Jeb")
  McCandless IV      100,000(4)      15.2            $9.70              Oct. 29, 2005


     (1) Options vest or become exercisable at the rate of 12,500 shares per year over a five-year period.

     (2) Mr. Gillen resigned from the Board of Directors in September 1995. Pursuant to the authority of the Plan Committee, Mr. Gillen was vested upon his resignation as to the options shown in the table. These options became exercisable six months after the date of grant.

     (3)  Options vest at the rate of 20,000 shares per year over seven years.

     (4)  Options vest at the rate of 20,000 shares per year over five years.

Remuneration of Directors

     During the fiscal year ended December 31, 1995, the Company's directors were not paid for attendance at director's meetings or otherwise compensated for their services as directors, except for the stock option grants described above under the Directors' Stock Option Plan. The Company pays all expenses incurred by directors in connection with attendance at board meetings.

                 COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and shareholders owning more than 10 percent of the Company are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1995, the Company is aware of the untimely filing of one Section 16(a) report with respect to one transaction by Dr. Myron Wentz, which transaction resulted in a change to Dr. Wentz's beneficial ownership. The transaction was reported in a subsequent report. Mr. Poelman, who was appointed a director on November 7, 1995, was also late in filing Form 3. The Company did not receive copies of reports during 1995 from David Wentz or David Gillen, the latter a director until September 1995. Other than as disclosed immediately above, the Company believes that during its 1995 fiscal year all Section 16(a) filings required of its officers, directors and beneficial owners of greater than 10 percent of the Company were made timely.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1995, Gull Holdings, Ltd., an Isle of Man company ("Holdings") that is the Company's majority shareholder, agreed to arrange up to $2.5 million in financing to the Company to facilitate the purchase of real property and construction of the Company's new corporate headquarters and manufacturing facility. Pursuant to its agreement with the Company, Holdings agreed to provide direct funding and to secure a $3.0 million letter of credit to facilitate additional bank funding for the Company. In consideration for its capital contribution and assistance, Holdings was issued 952,381 shares of the Company's restricted common stock. Holdings assistance was required by the bank due to the Company's limited operating history. Holdings is owned by Dr. Wentz.

     On July 27, 1995, Dr. Wentz and the Company executed an agreement pursuant to which Dr. Wentz agreed to convey to the Company a condominium property located in Salt Lake City, Utah (the "Condominium") in exchange for 11,996 shares of the Company's restricted common stock valued at approximately $31,500. The Company believes that such value constituted the fair value of the Company's restricted stock at that time.

     On July 28, 1995, the Company and David Wentz, a director of the
Company, and the son of Dr. Myron Wentz, entered into a contract pursuant to which David Wentz agreed to purchase the Condominium from the Company for the purchase price of $101,500, which was, in the Company's belief, the fair market value of the Condominium. This transaction was closed in August, 1995.

     In 1994, the Company engaged in certain transactions with Dr. Wentz involving the transfer and exchange of certain leased and purchased transportation equipment owned by the Company and Dr. Wentz and the repayment of two short-term loans, which resulted in Dr. Wentz transferring cash of $147,000 to the Company. In a separate transaction, $160,000 was paid on a line of credit owed by Dr. Wentz, which has since been repaid.

                      PROPOSAL 2 -- AMENDMENT TO PLANS

     At the annual meeting of shareholders in 1995, the Company's shareholders approved the Company's 1995 Long-Term Stock Investment and Incentive Plan (the "Incentive Plan"). The Incentive Plan provides for the award of incentive stock options to key employees and the award of nonqualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain non-employees (but not Directors who also serve as members of the committee that administers the Plan) who have important relationships with the Company or its subsidiaries. As originally adopted, a maximum of 700,000 shares of common stock of the Company were made available to be issued under the Incentive Plan. The Board has determined that the number of shares available for issuance under the Incentive Plan should be increased to 1,400,000 shares, to accommodate the needs of the Company.

     The Directors' Stock Option Plan (the "Director Plan") provides for the award of options to purchase Common Stock to directors of the Company to attract, reward, and retain the best available personnel to serve as directors and to provide added incentive to such persons by increasing their ownership interest in the Company. The total number of shares of Common Stock that may be issued pursuant to options under the Director Plan as originally adopted may not exceed 300,000 shares. If any option awarded under the Director Plan is forfeited or not exercised, the shares that would have been issued upon the exercise of such option will again be available for purposes of the Director Plan. With the addition of two directors to the Board, the Board proposes that the number of shares issuable under the Director Plan should be increased to 600,000 shares.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                            THE PLAN AMENDMENTS


           PROPOSAL 3 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Grant Thornton LLP, as the independent public accountants for the Company for the fiscal year ending December 31, 1996. Grant Thornton LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1995.

     At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent accountants.

    THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS

     Representatives of Grant Thornton LLP, are expected to attend the 1996 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.


                               OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the 1996 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                              ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-KSB (including financial statements and financial statements schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Investor Relations, 3838 West Parkway Blvd., Salt Lake City, Utah 84120-6336.

     A Copy of the Company's 1995 Annual Report on Form 10-KSB is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.


                            SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1997 Annual Meeting of Shareholders must be received by the Company by December 31, 1996. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail - return receipt requested. The Board of Directors will review any proposal which is received by December 31, 1996, and determine whether it is a proper proposal to present to the 1997 Annual Meeting.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                         By Order of the Board of Directors,


                                         Dr. Myron Wentz, Chairman

Salt Lake City, Utah
September 24, 1996

                                      PROXY
                                   USANA, INC.
                               a Utah corporation

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Myron Wentz and Gilbert Fuller and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on August 26, 1996 at the Annual Meeting of Shareholders to be held at 3838 West Parkway Boulevard, Salt Lake City, Utah 84120, on Thursday, October 24, 1996, at 9:30 a.m., local time, or at any adjournment thereof.

1.     Election of Directors.

     FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
     / /                  / /                      / /

(INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

     Dr. Myron Wentz          David Wentz          Ronald S. Poelman
     Dr. Suzanne Winters      Robert Anciaux

2. To approve an amendment to the Company's 1995 Long-Term Stock Investment and Incentive Plan and the Company's 1995 Directors' Stock Option increasing the number of shares available for issuance under each Plan.

     FOR                AGAINST                 ABSTAIN
     / /                  / /                     / /

3. To approve and ratify the selection of Grant Thornton LLP as the Company's independent accountants.

     FOR                AGAINST                 ABSTAIN
     / /                  / /                     / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                      DATE:____________________________

                               ______________________________________________
                               Signature
                               ______________________________________________
                               Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                   APPENDIX

     Pursuant to Instruction 3 to Item 10 of Schedule 14A, the Company has appended to this Proxy Statement electronic copies of the Plan and the Directors Plan. Copies of the plans are not being distributed to shareholders.

                                 USANA, Inc.
                             a Utah corporation
               Long-Term Stock Investment and Incentive Plan

                             ARTICLE I GENERAL

1.01.  Purpose.

The purpose of this Long-Term Stock Investment and Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of USANA, Inc., a Utah corporation, and its Parent and Subsidiary Corporations and Affiliates (collectively referred to as the "Company") with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

1.02.  Administration.

     (a) Pursuant to Utah Code Annotated Section 16-10a-624, the Board of Directors of USANA, Inc., (the "Board") shall appoint a Committee consisting of two or more disinterested directors to administer the Plan (the "Committee"), as constituted from time to time. Any Committee member shall also be a member of the Board. During the one year prior to commencement of service on the Committee, the Committee members will not have participated in, and while serving and for one year after serving on the Committee, such members shall not be eligible for selection as persons to whom stock may be allocated or to whom Options or Stock Appreciation Rights may be granted under the Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, Options or Stock Appreciation Rights of the Company.

     Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise "disinterested" as that term is defined in Rule 16 b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Board who are either presently eligible or who have been eligible at any time within the preceding year for Options or Stock Appreciation Rights, may not vote on any matters affecting the administration of the Plan or the grant of any Options or Stock Appreciation Rights pursuant to the Plan.

     (b) The Committee shall have the authority without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

(i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

(ii) designate the employees or classes of employees eligible to participate in the Plan from among those described in Section 1.03 below;

(iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

(iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

(v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

(vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

(vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

(viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

     (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

1.03. Eligibility for Participation

Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted to officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Rights during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

1.04.  Types of Awards Under Plan.

     Awards under the Plan may be in the form of any one or more of the following:

(i) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

(ii) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in Article III;

(iii) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in Article IV;

(iv) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in
Article V; and/or
(v) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article VI.

(vi) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

(vii) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

1.05.  Aggregate Limitation on Awards.

     (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 700,000 shares. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

     (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

(i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

(ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

(iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

(iv) all shares issued (including the shares, if any, withheld for tax withholding requirements as Stock Bonuses shall be counted.

     (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

     (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation Right granted without a related Option, which for any reason is cancelled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

1.06.  Effective Date and Term of Plan.

     (a) The Plan shall become effective as of the 1st day of May 1995, the date the Plan is adopted by a majority of the Board (the "Effective Date"), but for purposes of qualifying awards under the Plan under Section 16(b) of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder, shall be subject to approval by the holders of a majority of the issued and outstanding shares of USANA, Inc. Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1995 Annual Meeting of Shareholders of USANA, Inc., which meeting shall in any event, be held not more than twelve (12) months after adoption of the Effective Date.

     (b) No awards shall be granted under the Plan after or on the 30th day of April, 2005, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                          ARTICLE II STOCK OPTIONS

2.01.  Award of Stock Options.

The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.  Stock Option Agreements.

The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

2.03  Stock Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.


2.04.  Term and Exercise.

Each Stock Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of its grant and, unless a shorter period is provided by the Committee or by another Section of this Plan, ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

2.05  Manner of Payment.

Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

2.06  Death of Optionee.

     (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death.

     (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.07  Retirement or Disability.

Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

2.08  Termination for Other Reasons.

Except as provided in Sections 2.06 and 2.07, or except as otherwise determined by the Committee, all Stock Options shall terminate three months after the termination of the Optionee's employment.

2.9  Effect of Exercise.

The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

ARTICLE III INCENTIVE STOCK OPTIONS

3.01  Award of Incentive Stock Options.

The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" which are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

3.02  Incentive Stock Option Agreements.

The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

3.03  Incentive Stock Option Price.

Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04  Term and Exercise.

Except as provided in Section 3.10 below, each Incentive Stock Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of its grant and, unless a shorter period is provided by the Committee or another Section of this Plan, ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

3.05  Maximum Amount of Incentive Stock Option Grant.

The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

3.06  Death of Optionee.

     (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

     (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07  Retirement or Disability.

Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than
(i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

3.08  Termination for Other Reasons.

Except as provided in Sections 3.06 and 3.07 or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate three months after the date of termination of the Optionee's employment.

3.09  Applicability of Stock Options Sections and Other Restrictions.

Sections 2.05, Manner of Payment; 2.06, Restrictions on Certain Shares; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this
Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

3.10  Employee/Ten Percent Shareholders.

In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below,
(i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                         ARTICLE IV RELOAD OPTIONS

4.01.  Authorization of Reload Options.

Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of Section 9.12 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

4.02.  Reload Option Amendment.

Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

4.03.  Reload Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

4.04.  Term and Exercise.

Each Reload Option is fully exercisable not earlier than six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option.

4.05.  Termination of Employment.

No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

4.06.  Applicability of Stock Options Sections.

Sections 2.05, Manner of Payment; 2.06, Restrictions on Certain Shares; 2.07, Death of Optionee; 2.08, Retirement or Disability; 2.09, Termination for Other Reasons; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Article IV as though fully set forth herein.

               ARTICLE V ALTERNATE STOCK APPRECIATION RIGHTS

5.01.  Award of Alternate Rights.

Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

5.02.  Alternate Rights Agreement.

Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

5.03.  Term and Exercise.

An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections
5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

5.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

5.05.  Form of Payment.

Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in Section 2.06.

5.06.  Effect of Exercise.

The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

5.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such six-month period.

5.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Section 5.07, or except as otherwise determined by the Committee, all Alternate Rights shall terminate three months after the date of termination of the Optionee's employment or upon the death of the Optionee.

                        ARTICLE VI LIMITED RIGHTS

6.01.  Award of Limited Rights.

Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

6.02.  Limited Rights Agreement.

Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

6.03.  Term and Exercise.

An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

Notwithstanding anything above to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company, (the "Exercise Period"); provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

As used in the Plan, a "Change of Control" shall be deemed to have occurred if
(a) individuals who are currently directors of USANA, Inc. immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to USANA, Inc. or to all or substantially all of its assets), or any entity, person or Group other than USANA, Inc. or a Subsidiary Corporation of USANA, Inc. acquires shares of USANA, Inc. in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of USANA, Inc.

As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of USANA, Inc., (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of USANA, Inc. which has been approved by the shareholders, (iii) any contested election of directors of USANA, Inc. or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

6.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

6.05.  Form of Payment.

Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

6.06.  Effect of Exercise.

If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

6.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

6.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Sections 6.07 and 6.09, or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or upon the death of the Optionee.

6.09.  Termination Related to a Change in Control.

The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for just cause or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used herein "just cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                           ARTICLE VII STOCK BONUSES

7.01   Terms, Conditions and Restrictions.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.

                          ARTICLE VIII CASH BONUSES

8.01       Grant.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

8.02       Cash Bonuses in Connection with Options and Stock Appreciation
Rights.

Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

8.03   Cash Bonuses in Connection with Stock Bonuses.

Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                           ARTICLE IX MISCELLANEOUS

9.01.  General Restriction.

Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.02.  Non-Assignability.

No award under the Plan shall be assignable or transferable by the recipient thereof, except by Will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

9.03.  Withholding Taxes.

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

9.04.  Right to Terminate Employment.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of such participant.

9.05.  Non-Uniform Determinations.

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

9.06.  Rights as a Shareholder.

The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

9.07 Fractional Shares. Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

9.08.  Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

(a)"AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with USANA, Inc.

(b)"DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

(c)"FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

(d)"OPTION" means Stock Option, Incentive Stock Option or Reload Option.

(e)"OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

(f)"PARENT CORPORATION" shall mean any corporation (other than USANA, Inc.) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(g)"STOCK APPRECIATION RIGHT" shall mean Alternate Right or Limited
Right.

(h)"SUBSIDIARY CORPORATION" shall mean any corporation (other than USANA, Inc.) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(i)"TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

9.09.  Leaves of Absence and Performance Targets.

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

9.10.  Newly Eligible Employees.

The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

9.11.  Adjustments.

In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the amount of Restricted Stock Units theretofore awarded under the Plan, the performance targets referred to in Section 9.08 and any and all other matters deemed appropriate by the Committee.

9.12.  Amendment of the Plan.

     (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

     (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9.10), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

9.13.  General Terms and Conditions of Options.

Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

     (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

     (c) Option Price. Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.13(e), below.

     (d) Medium and Time of Payment. The Option Price shall be paid in full at the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or
(ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

     (e) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.13(f) and 9.13(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

     (f)     Termination.  Except as provided in Section 9.13(e) and in this
Section 9.13(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.04 above. No Option may be exercised after the expiration of its term.

     (g) Death, Disability or Retirement. If an Optionee shall die while employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within one year after the date of death, disability or retirement of the Optionee.

     (h) Non-transferability of Options. Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

     (i)     Effect of Certain Changes.

     (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

     (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.13(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

     (D) Paragraphs (B) and (C) of this Section 9.13(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

     (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (G) Except as hereinbefore expressly provided in this Section 9.13(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.13(i) hereof.

     (k) Other Provisions. The Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

9.14.  Effects of Headings

The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 1st DAY OF MAY 1995.

                               USANA, Inc.
                           a Utah corporation
                    1995 Directors' Stock Option Plan

     The purpose of this 1995 Directors' Stock Option Plan (the "Plan") is to promote the long-term success of USANA, Inc. (the "Company") by creating a long-term mutuality of interests between the Directors and the shareholders of the Company, to provide an incentive to management to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

     1.     Administration

     The Plan shall be administered by a Committee consisting of two or more directors appointed by the Board of Directors of the Company (the "Board"). The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members of the Committee shall be the acts of the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding. Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided by formula and the Committee shall have no discretion as to such matters.

     2.     Shares Available Under the Plan

     Except as may be adjusted as provided elsewhere herein, the shares of stock which may be issued upon exercise of Options under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance upon exercise of Options to be granted from time to time under the Plan, shall not exceed in the aggregate 300,000 shares. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act; provided, however, that the Company shall as soon as practicable, file a registration statement covering the shares of Common Stock reserved for issuance under the Plan on Form S-8, if such form is available for use by the Company.

     3.     Grant of Stock Options

     Following the adoption of this Plan by the Board of Directors, there shall be an initial grant of an option as provided below to Directors of the Company on the first business day following the date a person becomes a member of the Board of the Company. Such person shall automatically and without further action by the Board or the Committee be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 62,500 shares of Common Stock, subject to adjustment and substitution as provided below. Such option shall vest at a rate of 12,500 shares per year while such person continues to serve as a Director, over a period of five (5) years, commencing on the first anniversary date of the grant. At the date of grant, if the number of shares remaining available for the grant of options under the Plan is not sufficient for each Director to be granted an option as provided above, then each Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of Directors, disregarding any fractions of a share. A Director may decline acceptance of the grant of options hereunder by notifying the Committee of such decision.

     4.  Effective Date and Term of Plan

     The Plan shall become effective as of the 1st day of May 1995, the date the Plan is effectively adopted by a majority of the Board (the "Effective Date"), but for purposes of qualification under the exemptions stated in
Section 16(b) of the Securities Exchange Act of 1934, the Plan must be approved by the holders of a majority of the issued and outstanding shares of USANA, Inc. Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1995 Annual Meeting of Shareholders of USANA, Inc., which meeting shall in any event, be held not more than twelve (12) months after adoption of the Effective Date.

     No awards shall be granted under the Plan after or on the 30th day of April, 2005, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

     5.     Terms and Conditions of Stock Options

     Stock options granted under the Plan shall be subject to the following terms and conditions:

     A. The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of the Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

     B. The purchase price at which each stock option may be exercised (the "Option Price") shall be one hundred percent (100%) of the fair market value per share of the stock covered by the option on the date of grant as provided below.

     C. Subject to the vesting schedule under Paragraph 3, above, each Stock Option shall be fully exercisable at any time within ten (10) years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     D. Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee having a fair market value on the date of exercise of the stock option, determined as provided below, equal to the option price for the shares being purchased. Delivery of the shares may be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee as provided above. Payment of the option price with shares shall not increase the number of shares of stock which may be issued under the Plan.

     E. If an Optionee ceases to be a Director of the Company for any reason, any outstanding options held by the Director shall be exercisable according to the following provisions:

     (1) If the Optionee ceases to be a Director for any reason other than resignation, removal for cause or death, any outstanding stock option held by the Optionee at such time shall be exercisable by the Optionee (but only if exercisable immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

     (2) If during his term of office as a Director an Optionee resigns from the Board or is removed from office for cause, any outstanding stock option held by the Optionee which is not exercisable by him immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the Optionee which is exercisable immediately prior to resignation or removal shall be exercisable at any time prior to the expiration date of such stock option or within six months after the date of resignation or removal, whichever period is shorter;

     (3) Following the death of an Optionee during service as a Director of the Company, any outstanding stock option held by him at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the Optionee, or, if the Optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Optionee at any time prior to the expiration date of such stock option or within three years after the date of death of Optionee, whichever is the shorter period;

     (4) Following the death of an Optionee after ceasing to be a Director and during a period when a stock option is exercisable under (2) above, the stock option shall be exercisable by such person entitled to do so under the will of the Optionee or by such legal representative at any time prior to the ex piration date of the stock option or within one year after the date of death, whichever is the shorter period;

     (5) Following the death of an optionee after ceasing to be a Director and during a period when a stock option is exercisable under clause (3) above, the stock option shall be exercisable by such person entitled to do so under the Will of the optionee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the grantee ceased being a Director or one year after the date of death of the Optionee, (whichever is longer).

     A stock option held by an Optionee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5E.

     F. "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     G. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or
(ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. No award under the Plan shall be assignable or transferable by the recipient thereof, except by Will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

     Subject to the foregoing provisions of Section 5 and the other provisions of this Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement under which the option is granted, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii) of the Securities Exchange Act or any successor Rule.

     6.     Withholding Taxes

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of exercise of its Options to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     7.     Rights as a Shareholder

     The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her upon exercise of the options.

     8.     Adjustments

     In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan and the Option Price of Options theretofore granted under the Plan.

9.     Effect of Certain Changes

     Notwithstanding Section 8, above, the following adjustments shall be made upon the occurrence of certain events or changes to the Company or its capitalization:

     (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

     (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation.

     (D) Paragraphs (B) and (C) of this Section shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

     (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     (G) Except as hereinbefore expressly provided in this Section, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     10.     Amendment of the Plan

     (A) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. Provided, however, that no such amendment pursuant to this Section 10 shall circumvent the provisions of the last sentence of Paragraph 1, above or otherwise disqualify the Plan for exemption under Rule 16b-3 of the Securities Exchange Act or any successor Rule.

     (B) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

     (C) Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor Rule relating to exemption from Section 16(b) of the Securities Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement within such reasonable time as the Committee shall specify in such request.

     11.     Effect of Headings

     The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.


ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 1st DAY OF MAY 1995.